UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2026
Sprouts Farmers Market, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5455 E. High Street, Suite 111
Phoenix, Arizona 85054
(Address of principal executive offices and zip code)
(480) 814-8016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Appointment of Andrew Jhawar to the Board of Directors

On May 19, 2026, Sprouts Farmers Market, Inc. (the “Company”) announced the appointment of Andrew Jhawar to its Board of Directors (the “Board”) as a Class III director with a term expiring at the Company’s 2028 annual meeting of stockholders. Mr. Jhawar will serve on the Audit Committee of the Board.
Mr. Jhawar will participate in the standard compensation plan for the Company’s independent directors, including eligibility to receive equity grants, as described in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 7, 2026. Mr. Jhawar will also enter into the Company’s form of director and officer indemnification agreement, included as Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2026.
There are no family relationships between Mr. Jhawar and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are any such transactions currently proposed. There is no arrangement or understanding between Mr. Jhawar and any other person pursuant to which Mr. Jhawar was elected as a director. Upon Mr. Jhawar’s appointment, the size of the Board of Directors will temporarily increase from eight to nine members.
On May 19, 2026, the Company issued a press release announcing Mr. Jhawar’s appointment to and Doug Rauch’s retirement from the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Following Mr. Rauch’s retirement, the Board will revert to eight members.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated May 19, 2026 entitled "Sprouts Farmers Market Appoints Andrew Jhawar to its Board of Directors"

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 19, 2026	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary